UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2017, United Parcel Service, Inc. held its annual meeting of shareowners. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934 and are described in detail in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on Schedule 14A. The following matters were submitted to a vote of the shareowners.

Election of Directors:

Votes regarding the election of 12 directors for a term expiring in 2018 were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
David P. Abney	1,583,509,954	74,962,835	33,937,197	117,492,582
Rodney C. Adkins	1,597,029,127	60,924,437	34,456,422	117,492,582
Michael J. Burns	1,601,333,067	56,925,595	34,151,324	117,492,582
William R. Johnson	1,561,924,916	95,613,477	34,871,593	117,492,582
Candace Kendle	1,599,003,781	59,994,190	33,412,015	117,492,582
Ann M. Livermore	1,581,028,767	78,727,781	32,653,438	117,492,582
Rudy H.P. Markham	1,594,229,245	62,801,620	35,379,121	117,492,582
Franck J. Moison	1,565,546,085	90,641,371	36,222,530	117,492,582
Clark T. Randt, Jr.	1,554,939,439	103,018,252	34,452,295	117,492,582
John T. Stankey	1,566,515,906	89,580,259	36,313,821	117,492,582
Carol B. Tomé	1,599,749,845	59,942,329	32,717,812	117,492,582
Kevin M. Warsh	1,542,489,980	113,997,410	35,922,596	117,492,582

Under our Bylaws, each of the directors was elected, having received more votes “for” than “against.”

Say on Pay:

Votes on a proposal to approve, on an advisory basis, executive compensation were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,489,605,560	138,520,690	64,283,736	117,492,582

Say When on Pay:

Votes on a proposal to indicate, on an advisory basis, the frequency of future advisory votes on executive compensation were as follows:

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN	BROKER NON-VOTES
1,029,422,794	59,312,332	531,889,451	71,785,409	117,492,582

Future advisory votes on executive compensation will be held every three years.

Ratification of Accountants:

Votes regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017 were as follows:

FOR	AGAINST	ABSTAIN
1,740,129,865	42,721,059	27,051,644

The proposal passed.

Shareowner Proposals:

Votes on a shareowner proposal to prepare an annual report on lobbying activities were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
321,781,403	1,307,630,751	62,997,832	117,492,582

The proposal did not pass.

Votes on a shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
459,218,176	1,180,503,669	52,688,141	117,492,582

The proposal did not pass.

Votes on a shareowner proposal to adopt Holy Land Principles were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
88,529,398	1,491,456,142	112,424,446	117,492,582

The proposal did not pass.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: May 8, 2017	By:	/s/ Norman M. Brothers, Jr.
		Name:	Norman M. Brothers, Jr.
Senior Vice President, General Counsel and Corporate Secretary